SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): September 10, 2002
                         VALLEY FORGE SCIENTIFIC CORP.
                           --------------------------
               (Exact name of registrant as specified in charter)

                                  PENNSYLVANIA
                              --------------------
                 (State or other jurisdiction of incorporation)

                  001-10382				23-2131580
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      (Commission File Number)            (IRS Employer Identification Number)

            136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
      -------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (610) 666-7500
                              -------------------
              (Registrant's telephone number, including area code)

ITEM 5  OTHER EVENTS

     OAKS, PA, Sept. 10, 2002 -- Valley Forge Scientific Corp. (NASDAQ: VLFG,
BSE: VLF), which develops and manufactures medical device products for hospital and healthcare markets worldwide, announced today that its board of directors approved a stock repurchase program under which the company is authorized to buy up to 200,000 shares of its common stock from time to time as market conditions dictate. Valley Forge has approximately 8.1 million shares outstanding, of which approximately 5.0 million are publicly traded.

     Jerry Malis, president of Valley Forge Scientific, said, "This action represents our confidence in the company's future and our belief that the stock is undervalued."

     Valley Forge Scientific designs, develops, manufactures and sells medical devices. The company has established itself as a leading developer and manufacturer of bipolar electrosurgical systems and related instrumentation, based on its patented DualWave(TM) technology. The Valley Forge Scientific electrosurgical systems are marketed through national and international distributors.

All Statements in this press release that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding Valley Forge's projections of future sales, demand for its products and its continued commitment to build shareholder value through progress in commercializing its technology. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, uncertainties relating to technologies, product development, manufacturing, market acceptance, market conditions, cost and price of Valley Forge products, dependence on distributors of products, regulatory approvals, competition, intellectual property of others, and patent protection and litigation. These and other factors are discussed in the Company's Form 10-Q for the quarter ended June 30, 2002 filed with the Securities and Exchange Commission and other filings. Valley Forge expressly disclaims any obligation or undertaking to release publicly any updated or revisions to any forward-looking statements contained herein to reflect any change in Valley Forge's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

                                   SIGNATURES
                              -------------------

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 10, 2002

                                    VALLEY FORGE SCIENTIFIC CORP



                                    By: /s/ Jerry L. Malis
                                        ------------------
                                       Jerry L. Malis, President